Exhibit 99.1

MERCK & CO., INC
ONE MERCK DRIVE
P.O. BOX 100
WHITEHOUSE STATION, NJ 08889
VOTE BY INTERNET — www.proxyvote.com
Use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time on August 6, 2009. Have your proxy card in hand when you access the website and follow the instructions.
VOTE BY PHONE — 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on August 6, 2009. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope provided or return to Merck & Co., Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	☒	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
DETACH AND RETURN THIS PORTION ONLY

MERCK & CO., INC.
The Board of Directors recommends a vote FOR Item 1.

			For	Against	Abstain

1.	Proposal to approve the Agreement and Plan of Merger, dated as of March 8, 2009, by and among Merck & Co., Inc., Schering-Plough Corporation, SP Merger Subsidiary One, Inc. (formerly Blue, Inc.) and SP Merger Subsidiary Two, Inc. (formerly Purple, Inc.), as it may be amended.		☐	☐	☐

	Yes	No	Please indicate if you wish to view meeting materials electronically via the Internet rather than receiving a hard copy. Please note that you will continue to receive a proxy card for voting purposes only.	Yes ☐	No ☐
Please indicate if you plan to attend this meeting.	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ADMISSION TICKET
Special Meeting of Stockholders
Friday, August 7, 2009, at 8:30 a.m.
Bridgewater Marriott
700 Commons Way
Bridgewater, New Jersey

From Newark Liberty International Airport
Route 78 West to Route 287 South to Exit 17
(202/206 South). Follow exit to “Commons
Way/Garretson Road”. At light make a left
onto Commons Way. At fourth light make a
left into hotel parking lot.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Joint Proxy Statement/Prospectus is available at www.proxyvote.com.
This ticket admits the named Stockholder(s) and one guest.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints RICHARD T. CLARK, BRUCE N. KUHLIK and CELIA A. COLBERT as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote ALL of the stock of MERCK & CO., INC. standing in the name of the undersigned at the SPECIAL MEETING OF STOCKHOLDERS to be held on August 7, 2009, and at all adjournments and/or postponements thereof, upon the matter set forth on the reverse side, as designated, and upon such other matters as may properly come before the meeting. Any prior proxy or voting instructions are hereby revoked.
The shares represented by this proxy will be voted as directed by the stockholder. If no specification is made, the shares will be voted FOR Item 1.
IF YOU VOTE BY TELEPHONE OR BY INTERNET, DO NOT MAIL THE PROXY CARD. YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE IN THE SAME MANNER AS IF YOU VOTED YOUR PROXY CARD. THE TELEPHONE AND INTERNET VOTING FACILITIES WILL CLOSE AT 11:59 P.M. ON AUGUST 6, 2009.
Please complete, sign, date and return the Proxy Card promptly using the enclosed envelope.
(Continued, and to be signed and dated on the reverse side.)

MERCK & CO., INC
ONE MERCK DRIVE
P.O. BOX 100
WHITEHOUSE STATION, NJ 08889
VOTE BY INTERNET — www.proxyvote.com
Use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time on August 6, 2009. Have your proxy card in hand when you access the website and follow the instructions.
VOTE BY PHONE — 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on August 6, 2009. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope provided or return to Merck & Co., Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	☒	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
DETACH AND RETURN THIS PORTION ONLY

MERCK & CO., INC.
The Board of Directors recommends a vote FOR Item 1.

			For	Against	Abstain

1.	Proposal to approve the Agreement and Plan of Merger, dated as of March 8, 2009, by and among Merck & Co., Inc., Schering-Plough Corporation, SP Merger Subsidiary One, Inc. (formerly Blue, Inc.) and SP Merger Subsidiary Two, Inc. (formerly Purple, Inc.), as it may be amended.		☐	☐	☐

	Yes	No	Please indicate if you wish to view meeting materials electronically via the Internet rather than receiving a hard copy. Please note that you will continue to receive a proxy card for voting purposes only.	Yes ☐	No ☐
Please indicate if you plan to attend this meeting.	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ADMISSION TICKET
Special Meeting of Stockholders
Friday, August 7, 2009, at 8:30 a.m.
Bridgewater Marriott
700 Commons Way
Bridgewater, New Jersey

From Newark Liberty International Airport
Route 78 West to Route 287 South to Exit 17
(202/206 South). Follow exit to “Commons
Way/Garretson Road”. At light make a left
onto Commons Way. At fourth light make a
left into hotel parking lot.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Joint Proxy Statement/Prospectus is available at www.proxyvote.com.
This ticket admits the named Stockholder(s) and one guest.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints RICHARD T. CLARK, BRUCE N. KUHLIK and CELIA A. COLBERT as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote ALL of the stock of MERCK & CO., INC. standing in the name of the undersigned at the SPECIAL MEETING OF STOCKHOLDERS to be held on August 7, 2009, and at all adjournments and/or postponements thereof, upon the matter set forth on the reverse side, as designated, and upon such other matters as may properly come before the meeting. Any prior proxy or voting instructions are hereby revoked.
The shares represented by this proxy will be voted as directed by the stockholder. If no specification is made, the shares will be voted FOR Item 1.
IF YOU VOTE BY TELEPHONE OR BY INTERNET, DO NOT MAIL THE PROXY CARD. YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE IN THE SAME MANNER AS IF YOU VOTED YOUR PROXY CARD. THE TELEPHONE AND INTERNET VOTING FACILITIES WILL CLOSE AT 11:59 P.M. ON AUGUST 6, 2009.
Please complete, sign, date and return the Proxy Card promptly using the enclosed envelope.
(Continued, and to be signed and dated on the reverse side.)